SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                       INTERNATIONAL LEISURE HOSTS, LTD.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

     [ ]  Fee paid previously with preliminary materials:

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     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
                                      ------------------------------------------
          2)   Form, Schedule or Registration Statement No.:
                                                            --------------------
          3)   Filing Party:
                            ----------------------------------------------------
          4)   Date Filed:
                          ------------------------------------------------------

                        INTERNATIONAL LEISURE HOSTS, LTD.
                             3207 SOUTH HARDY DRIVE
                              TEMPE, ARIZONA 85282

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
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TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of International Leisure Hosts, Ltd., a Wyoming corporation (the "Company"), will be held on April 23, 1999, at 10:00 a.m., local time, at the Company's corporate offices at 3207 S. Hardy Drive, Tempe, Arizona 85282 for the following purposes:

         1. To elect directors and chairman to serve for the ensuing year and until their successors are elected;

         2. To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending March 31, 1999; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on March 19, 1999 are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person.

                                        Sincerely,



                                        Robert L. Walker, President

March 23, 1999
Tempe, Arizona


================================================================================

         Whether or not you expect to attend the Meeting, please complete, date and sign the enclosed Proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke the proxy card and vote your shares in person.

================================================================================

                        INTERNATIONAL LEISURE HOSTS, LTD.
                             3207 SOUTH HARDY DRIVE
                              TEMPE, ARIZONA 85282

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                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1999
--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited by the Board of Directors of International Leisure Hosts, Ltd. (the "Company") for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held April 23, 1999 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The corporate offices of the Company are located at 3207 South Hardy Drive, Tempe, Arizona 85828 and its telephone number at that address is (602) 829-7600.

         The Annual Meeting will be held at the Company's offices located at 3207 South Hardy Drive, Tempe, Arizona 85282.

         These proxy solicitation materials were mailed on or about March 26, 1999.

RECORD DATE AND SHARE OWNERSHIP

         Shareholders of record at the close of business on March 19, 1999 are entitled to notice of and to vote at the meeting. At the record date, 694,577 shares of the Company's Common Stock, $.01 par value ("Common Stock"), were issued and outstanding (excluding 23,696 treasury shares). As of February 16, 1999, the following table sets forth share ownership by each director, by all officers and directors as a group, and by persons known by the Company to be or who may be deemed to be the beneficial owners of more than 5% of the Company's Common Stock:

                                            Number                  Percent
Name and Address                           of Shares                of Total
----------------                           ---------                --------
Robert L. Walker                           351,669 (A)                50.6%
Director
3207 S. Hardy Drive
Tempe, Arizona 85282

A. Clarene Law                               3,000                      *
Director
2525 E. Camelback, #275
Phoenix, Arizona 85016

Michael P. Perikly                           2,500                      *
Director
3207 S. Hardy Drive
Tempe, Arizona 85282

                                            Number                   Percent
Name and Address                           of Shares                 of Total
----------------                           ---------                 --------
F. Ray Evarts                                  100                      *
Director
2525 E. Camelback, #275
Phoenix, Arizona 85016

William S. Levine                          124,233 (B)                17.9%
Levine Investments Limited Partnership
2525 E. Camelback Rd., Suite #275
Phoenix, Arizona 85016

Krist A. Jake                               73,800 (C)                10.6%
P.O. Box 640219
San Francisco, CA 94164

Bar-B-Bar Corporation                       37,307 (D)                 5.4%
Max C. Chapman, Jr.
P.O. Box 194
Scarborough, New York 10510

All Officers and                           357,269                    51.4%
Directors as a
group (7 persons)

----------
* Less than 1%

(A)  Includes shares owned jointly with Mr. Walker's wife.
(B) Based on Schedule 13G filed with the Securities and Exchange Commission on March 12, 1998 by William S. Levine and Levine Investments Limited Partnership.
(C) Based on Schedule 13G filed with the Securities and Exchange Commission on June 7, 1997 by Krist A. Jake.
(D) Based upon Form 13D filed with the Securities and Exchange Commission on December 6, 1991 by Bar- B-Bar Corporation and Max C. Chapman, Jr.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Each shareholder present in person or by proxy at the Annual Meeting shall be entitled to one vote for each full share of stock registered in the name of such shareholder on the record date.

         Every shareholder entitled to vote at the Annual Meeting may do so either (i) in person or (ii) by one or more agents authorized by a written proxy executed by the person or such shareholder's duly authorized agent, whether by manual signature, typewritten, telegraphic transmission or otherwise. Every proxy must be executed in writing (which shall include telegraphing or cabling) by the shareholder or by his duly authorized agent.

         Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of the Company. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting.

         Provided a quorum is present, the affirmative vote of a majority of the combined voting power of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of each nominee and the approval of Proposal 2. The presence at the Annual Meeting in person or by proxy of shareholders holding of record a majority of the total number of shares of Common Stock then issued and outstanding, and entitled to vote, shall be sufficient to constitute a quorum for the transaction of any business. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other personnel representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or telegram.

 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Annual Meeting for the fiscal year ending March 31, 1999, must be received by the Company no later than June 1, 1999, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

         If a shareholder wishes to present to the Company an item for consideration as an agenda item for a meeting of shareholders, he must give timely notice to the Secretary of the Company and give a brief description of the business desired to be discussed. To be timely for this meeting, such notice must be delivered to or mailed to and received by the Company at its corporate offices no later than April 9, 1999.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES

         Five persons have been nominated for election as directors (including Robert L. Walker, who has also been nominated for election as Chairman of the Board of Directors) at the Annual Meeting to be held on April 23, 1999. If any of the nominees shall be unable or unwilling to serve, it is intended that the proxy will be voted for the election of such other person or persons as the Company's management may recommend in the place of such nominee. The management has no reason to believe that any of the nominees will be unable or unwilling to serve.

         The names of the nominees and certain information about them are set forth below:
                                                             Director
Name of Nominee      Age      Principal Occupation            Since
---------------      ---      --------------------            -----
Robert L. Walker     65       President and Director          1997
                              of the Company

A. Clarene Law       64       Owner and CEO of                1992
                              Elk Country Motels

Bonnie J. Walker     63       Gift shop manager               new director
                              of the Company

William S. Levine    61       CEO of Outdoor Systems, Inc.    new director

Victor W. Riches     48       Real Estate Developer           new director
                              Arizona, Nevada and Calif.

         All directors will hold office until the next Annual Meeting of Shareholders and the election and qualification of their successors. Directors may be removed by a majority vote of the shareholders at the Annual Meeting or special meeting called for such purpose.

         The Company's officers, except for the chairman, are elected by the directors and serve at the pleasure of the directors. The Company does not have any employment contracts with its employees.

CURRENT DIRECTORS

         The following individuals are currently serving as directors of the Company; however, they are not running for re-election:

                                                             Director
Name of Director     Age      Principal Occupation            Since
----------------     ---      --------------------            -----
Elizabeth A. Nicoli  69       Chairman/Director               1975

F. Ray Evarts        73       Director/Secretary              1992

Michael P. Perikly   47       Director/Treasurer/CFO          1997

BUSINESS EXPERIENCE OF NOMINEES AND DIRECTORS

         Robert L. Walker was elected as President on September 30, 1997 and was elected to the Board of Directors in December, 1997. Mr. Walker has been an executive with numerous companies over the last 35 years. From 1976 to the present, he has been President of PNI, Inc., a privately owned investment company. From 1989 to 1994 he was President and Chairman of Turf Paradise, Inc., an Arizona based, publicly traded company that owns and operates a thoroughbred horse racing facility conducting pari-mutuel wagering.

         A. Clarene Law was elected to the Board of Directors at the Annual Meeting on September 11, 1992. She is the owner and Chief Executive Officer of Elk Country Motels which operates four motel properties aggregating 270 rooms in Jackson, Wyoming. Mrs. Law has over 35 years experience in the hospitality industry.

         Mrs. Bonnie J. Walker has served on numerous boards and committees of various charitable organizations and since late 1997 has been associated with the Company in various capacities.

         William S. Levine has been the Chairman and C.E.O. of Outdoor Systems, Inc., a national billboard company that is traded on the New York Stock Exchange. Additionally, he has served on various boards of directors of both private and public companies.

         Victor W. Riches graduated from the Arizona State University College of Law (Magna Cum Laude) in 1975. He has served on numerous Boards, Committees and Offices of both charitable and non-charitable organizations, including by way of description: Turf Paradise, Inc., Arizona Center for the Handicapped, Bethany Ranch Home, YMCA of Metropolitan Phoenix, as well as many others. Mr. Riches has published numerous articles in a variety of trade magazines. He currently is a Real Estate Developer in Arizona, Nevada and California.

         Mrs. Elizabeth A. Nicoli was elected to the Board of Directors in October, 1975, and has been associated with the Company in various capacities. Upon the death of Mr. Nicoli, the former Chairman, Treasurer, President and CEO of the Company, on October 22, 1996, she was elected as President and Chairman, served as President until September 29, 1997 and continues to serve as Chairman.

         F. Ray Evarts was elected to the Board of Directors on September 11, 1992. He was elected Assistant Secretary of the Company on June 6, 1994 and Secretary on August 5, 1997. He is currently self-employed as a real estate consultant in Arizona and California, for planning, developing and leasing of commercial and multi-family properties as well as consulting in all phases of the restaurant business. From 1982 to 1992 he was Project Manager for Warren Properties, Inc., a California based, privately held hotel and apartment developer and owner with properties in 18 states.

         Michael P. Perikly, CPA, was elected as Treasurer and Chief Financial Officer of the Company on September 30, 1997 and was elected to the Board of Directors in December, 1997. From 1990 to the present he has been Chief Financial Officer of PNI, Inc., a privately owned investment company. From 1989 to 1994 Mr. Perikly was the Chief Financial Officer, Secretary and Treasurer of Turf Paradise, Inc., an Arizona based, publicly traded company that owns and operates a thoroughbred horse racing facility conducting pari-mutuel wagering.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, the Company's directors, its executive officers, and any person holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. All of these filing requirements were satisfied during the year ended March 31, 1998. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

BOARD MEETINGS AND COMMITTEES

         During fiscal 1998, there was no audit, compensation, nominating or other committee performing similar functions.

         The Board of Directors executed three Consents of Action in Lieu of Meeting during the fiscal year ended March 31, 1998.

EXECUTIVE OFFICERS*

Name of Officer            Age      Principal Occupation
---------------            ---      --------------------
Elizabeth A. Nicoli        69       Chairman/Director

Robert L. Walker           65       President/ Director

F. Ray Evarts              73       Director/Secretary

Michael P. Perikly         47       Director/Treasurer/CFO

*    See  "Business   Experience  of  Nominees  and   Directors"   above  for  a
     biographical summary.

REMUNERATION OF DIRECTORS AND OFFICERS

         The following table sets forth, with respect to the years ended March 31, 1998, 1997 and 1996, compensation awarded to, earned by or paid to (i) the Company's Chief Executive Officer; and (ii) the other executive officer who was serving as such at March 31, 1998 and whose total salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         Name and Principal
            Position                       Year             Salary
            --------                       ----             ------
       Robert L. Walker                    1998             $      0
       President*

       Elizabeth A. Nicoli                 1998             $      0
       President and Chairman**            1997             $      0
                                           1996             $      0

       John L. Bradley                     1997             $ 75,464
       President***                        1996             $156,380

       All executive officers
       as a group (three)                  1998             $ 28,000
                  (three)                  1997             $188,904
                                           1996             $194,630

*    Robert L. Walker became President of the Company on September 30, 1997.
** Elizabeth A. Nicoli became Chairman of the Company on October 23, 1996 and served as President from October 23, 1996 until her resignation on September 29, 1997.
*** John Bradley served as President until the termination of his employment with the Company on July 31, 1996, at which time Anthony J. Nicoli became President.

         There are no compensation arrangements for directors.

CERTAIN TRANSACTIONS

         Included in general and administrative - related party expenses for the years ended March 31, 1998, 1997 and 1996 are management fees and administrative expenses paid to related parties totaling approximately $160,000, $412,000 and $436,000, respectively. All related parties referred to in this Proxy Statement were owned by family members of Elizabeth A. Nicoli who were the majority owners of the Company for the years ended March 31, 1997 and 1996. Related parties during the year ended March 31, 1998 are owned by the Company's majority owner, Robert Walker, or family members.

         Included in operating - related party expenses are leased snowmobiles under short-term leases from a related party. For each of the years ended March 31, 1997 and 1996, snowmobile lease expense totaled $169,100.

         During October 1997, the Company incurred borrowings under a line of credit from PNI, Inc., a related party whose president is Robert Walker. For the year ended March 31, 1998, outstanding borrowings totaled $1,105,000.

         In March 1998, the Company sold 89 snowmobiles for total proceeds of $144,000 and a loss of $94,387. A related party of the Company purchased 46 snowmobiles for a total of $82,800, of which all was recorded as a receivable at March 31, 1998. The lack of demand for used snowmobiles prevented the Company from selling their 1998 snowmobiles at a reasonable price. Of the total of 89 snowmobiles, 43 were sold to unrelated parties, the remaining units were sold a related party for the same prices as was being offered for sale to the general public.

         At March 31, 1998, the Company recorded a payable of $17,929 to a related party for certain operating expenses paid by the related party on behalf of the Company. At March 31, 1997, the Company recorded a liability of $163,209 to a related party related to leases of snowmobiles.

                                   PROPOSAL 2
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed Deloitte & Touche LLP as independent accountants and recommends that shareholders vote FOR ratification of such appointment to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1999. Deloitte & Touche LLP has audited the Company's financial statements annually since April, 1983. Its representatives are not expected to be present at the meeting.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card or sheet to vote the shares they represent as the Board of Directors may recommend.

                              AVAILABLE INFORMATION

         The Company files annual reports on Form 10-KSB with the Securities and Exchange Commission. A copy of the Form 10-KSB Annual Report for the fiscal year ended March 31, 1998 may be obtained, free of charge, upon written request by any shareholder to Michael P. Perikly, Chief Accountant, International Leisure Hosts, Ltd., 3207 S. Hardy Drive, Tempe, Arizona 85282.


                                            BY ORDER OF THE BOARD OF DIRECTORS,



                                            F. Ray Evarts,
                                            Secretary

Tempe Arizona
March 23, 1999

PROXY

                        INTERNATIONAL LEISURE HOSTS, LTD.
                     SOLICITED BY THE BOARD OF DIRECTORS FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 1999

         The undersigned holder of common stock of International Leisure Hosts, Ltd., a Wyoming corporation ("ILH") acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders dated March 23, 1999, and, revoking any proxy heretofore given, hereby appoints Michael P. Perikly with full power as attorney and proxy to appear and vote all shares of common stock of ILH registered in the name(s) of the undersigned and held by the undersigned of record as of March 19, 1999, at the Annual Meeting of Shareholders of ILH to be held at 3207 S. Hardy Drive, Tempe, Arizona 85282, on April 23, 1999, at 10:00 a.m, local time, and at any postponements and adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting. All properly executed proxies will be voted as indicated. The proxy holders may, in their discretion, vote shares which have been voted in favor of the proposals to adjourn the Annual Meeting to solicit additional proxies in favor of the proposals.


                               (TO BE CONTINUED AND SIGNED ON THE REVERSE SIDE.)

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2:

(1) A proposal to elect the following nominees as directors to hold office until the next Annual Meeting of Shareholders and the election and qualification of their successors: Robert L. Walker, A. Clarence Law, Bonnie J. Walker, William S. Levine, and Victor W. Riches.

         [ ] FOR ALL nominees (except as indicated to the contrary below)
         [ ] AGAINST
         [ ] ABSTAIN
         [ ] WITHHOLD AUTHORITY to vote for all nominees.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------
(2) To approve the proposal to ratify the appointment of Deloitte & Touche LLP as the independent public accountants for the 1999 fiscal year of the Company.

         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

(3) In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSAL 1 AND PROPOSAL 2.


___ WE DO   ___  DO NOT EXPECT TO ATTEND THIS MEETING.


Date_____________________________________


_________________________________________
Signature

_________________________________________
Signature if Held Jointly

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. ALL JOINT OWNERS SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

  WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS
      PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.